Exhibit 10.2

NILT TRUST,
as Grantor and UTI Beneficiary,
NISSAN MOTOR ACCEPTANCE CORPORATION,
as Servicer,
NILT, INC.,
as Titling Trustee,
WILMINGTON TRUST COMPANY,
as Delaware Trustee,
and
U.S. BANK NATIONAL ASSOCIATION,
as Trust Agent
_________________________
2010-B SUBI
SUPPLEMENT
Dated as of November 17, 2010
_________________________

i

2010-B SUBI SUPPLEMENT
     This 2010-B SUBI Supplement, dated as of November 17, 2010 (as amended, supplemented or otherwise modified from time to time, this “2010-B SUBI Supplement”), is among NILT Trust, a Delaware statutory trust (“NILT Trust”), as grantor and initial beneficiary (in such capacity, the “Grantor” and the “UTI Beneficiary,” respectively), Nissan Motor Acceptance Corporation, a California corporation (“NMAC”), as servicer, (the “Servicer”), NILT, Inc., a Delaware corporation, as trustee (the “Titling Trustee”), Wilmington Trust Company, a Delaware banking corporation, as Delaware trustee (the “Delaware Trustee”), and U.S. Bank National Association, a national banking association (“U.S. Bank”), as trust agent (the “Trust Agent”).
RECITALS
     A. Pursuant to the Amended and Restated Trust and Servicing Agreement, dated as of August 26, 1998 (the “Titling Trust Agreement”), among the parties hereto, Nissan-Infiniti LT, a Delaware statutory trust (the “Titling Trust”), was formed to take assignments and conveyances of and hold in trust various assets (the “Trust Assets”);
     B. The UTI Beneficiary, the Servicer and the Titling Trust have entered into the SUBI Servicing Agreement, dated as of March 1, 1999 as amended by the First Amendment to Servicing Agreement, dated as of January 3, 2001 (the “Basic Servicing Agreement”), which provides for, among other things, the servicing of the Trust Assets by the Servicer;
     C. Pursuant to the Titling Trust Agreement, from time to time the Titling Trustee, on behalf of the Titling Trust and at the direction of the UTI Beneficiary, will identify and allocate on the books and records of the Titling Trust certain Trust Assets and create and issue one or more special units of beneficial interest (each, a “SUBI”), the beneficiaries of which generally will be entitled to the net cash flows arising from the corresponding Trust Assets;
     D. The parties hereto desire to supplement the Titling Trust Agreement (as so supplemented by this 2010-B SUBI Supplement, the “SUBI Trust Agreement”) to create a SUBI (the “2010-B SUBI”);
     E. The parties hereto desire to identify and allocate to the 2010-B SUBI a separate portfolio of Trust Assets consisting of leases (the “2010-B Leases”), the vehicles that are leased under the 2010-B Leases (the “2010-B Vehicles”), and certain other related assets;
     F. The parties hereto also desire to issue to NILT Trust a certificate evidencing a 100% beneficial interest in the 2010-B SUBI (the “2010-B SUBI Certificate”).
     G. NILT Trust will transfer the 2010-B SUBI Certificate to Nissan Auto Leasing LLC II (“NALL II”) pursuant to the SUBI Certificate Transfer Agreement, dated as of November 17, 2010 (the “SUBI Certificate Transfer Agreement”), between NILT Trust and NALL II. NALL II will further transfer the 2010-B SUBI Certificate to Nissan Auto Lease Trust 2010-B (the “Issuing Entity”) pursuant to the Trust SUBI Certificate Transfer Agreement, dated as of November 17, 2010 (the “Trust SUBI Certificate Transfer Agreement”), between NALL II, as depositor (the “Depositor”) and the Issuing Entity, as transferee.
(NALT 2010-B SUBI Supplement)

     H. Pursuant to the Indenture, dated as of November 17, 2010 (the “Indenture”), between the Issuing Entity, as issuer, and U.S. Bank, as indenture trustee (the “Indenture Trustee”), the Issuing Entity will (i) issue $112,000,000 aggregate principal amount of 0.31730% Asset Backed Notes, Class A-1 (the “Class A-1 Notes”), $246,000,000 aggregate principal amount of 0.90% Asset Backed Notes, Class A-2 (the “Class A-2 Notes”), $280,000,000 aggregate principal amount of 1.12% Asset Backed Notes, Class A-3 (the “Class A-3 Notes”), and $112,000,000 aggregate principal amount of 1.27% Asset Backed Notes, Class A-4 (the “Class A-4 Notes”) (collectively, the Class A-1 Notes, the Class A-2 Notes, the Class A-3 Notes and the Class A-4 Notes are referred to herein as the “Notes”); and (ii) pledge the 2010-B SUBI Certificate to the Indenture Trustee for the benefit of the holders of the Notes.
     I. The parties hereto also desire to register a pledge of the 2010-B SUBI Certificate to the Indenture Trustee for the benefit of the holders of the Notes.
     NOW, THEREFORE, in consideration of the mutual agreements herein contained, and of other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:
ARTICLE ELEVEN
DEFINITIONS
     Section 11.01 Definitions. Capitalized terms used herein that are not otherwise defined shall have the respective meanings ascribed thereto in the Agreement of Definitions, dated as of November 17, 2010, by and among the Issuing Entity , NILT Trust, as the Grantor and the UTI Beneficiary, the Titling Trust, NMAC, in its individual capacity, as Servicer and as administrative agent (in such capacity, the “Administrative Agent”), NALL II, the Titling Trustee, Wilmington Trust Company, as Delaware Trustee and owner trustee (in such capacity, the “Owner Trustee”), the Trust Agent and the Indenture Trustee.
     Section 11.01 Interpretive Provisions. For all purposes of this 2010-B SUBI Supplement, except as otherwise expressly provided or unless the context otherwise requires, (i) terms used herein include, as appropriate, all genders and the plural as well as the singular, (ii) references to words such as “herein,” “hereof” and the like shall refer to this 2010-B SUBI Supplement as a whole and not to any particular part, Article or Section within this 2010-B SUBI Supplement, (iii) references to an Article or Section such as “Article Twelve” or “Section 12.01” shall refer to the applicable Article or Section of this 2010-B SUBI Supplement, (iv) the term “include” and all variations thereof shall mean “include without limitation,” (v) the term “or” shall include “and/or,” (vi) the term “proceeds” shall have the meaning ascribed to such term in the UCC, (vii) references to Persons include their permitted successors and assigns, (viii) references to agreements and other contractual instruments include all subsequent amendments, amendments and restatements and supplements thereto or changes therein entered into in accordance with their respective terms and not prohibited by this 2010-B SUBI Supplement, except that references to the SUBI Trust Agreement include only such items as related to the 2010-B SUBI and the Titling Trust, (ix) references to laws include their amendments and supplements, the rules and regulations thereunder and any successors thereto, (x) references to this 2010-B SUBI Supplement include all Exhibits hereto, (xi) the phrase “Titling Trustee on behalf of the Trust,” or words of similar import, shall, to the extent required to effectuate the appointment of any Co-
(NALT 2010-B SUBI Supplement)

Trustee pursuant to the Titling Trust Agreement, be deemed to refer to the Trustee (or such Co-Trustee) on behalf of the Titling Trust, and (xii) in the computation of a period of time from a specified date to a later specified date, the word “from” shall mean “from and including” and the words “to” and “until” shall mean “to but excluding.”
     Section 11.02 Rights in Respect of the 2010-B SUBI. Each Holder and Registered Pledgee of the 2010-B SUBI Certificate (including the Issuing Entity) is a third-party beneficiary of the SUBI Trust Agreement insofar as the Titling Trust Agreement and this 2010-B SUBI Supplement apply to the 2010-B SUBI, the Holders of the 2010-B SUBI Certificate, and the Registered Pledgees of the 2010-B SUBI Certificate. Therefore, to that extent, references in the SUBI Trust Agreement to the ability of a “Holder,” “Related Beneficiary,” or a “Registered Pledgee” of a SUBI Certificate to take any action shall be deemed to refer to the Issuing Entity acting at its own instigation or upon the instruction of the requisite voting percentage of holders of Securities or Rated Securities, as specified in the Indenture or the Trust Agreement, as applicable.
ARTICLE TWELVE
CREATION OF THE 2010-B SUBI
     Section 12.01 Creation of 2010-B SUBI Assets and the 2010-B SUBI.
     (a) Pursuant to Section 3.01(a) of the Titling Trust Agreement, the UTI Beneficiary directs the Titling Trustee to create, and the Titling Trustee hereby creates, one Sub-Trust which shall be known as the “2010-B SUBI”. The 2010-B SUBI shall represent a special unit of beneficial interest solely in the 2010-B SUBI Assets. As of the date hereof, no UTI Pledge exists.
     (b) Pursuant to Section 3.01(a) of the Titling Trust Agreement, the UTI Beneficiary hereby directs the Titling Trustee to identify and allocate or to cause to be identified and allocated to the 2010-B SUBI on the books and records of the Titling Trust a separate Sub-Trust of Trust Assets consisting of 2010-B Eligible Leases and the related Leased Vehicles and other associated Trust Assets owned by the Titling Trust and not allocated to any Other SUBI or reserved for allocation to any Other SUBI (or owned or acquired by the Titling Trustee on behalf of the Titling Trust but not yet allocated to, or reserved for allocation to, any specific Sub-Trust). Such Trust Assets (the “2010-B SUBI Assets”) shall be accounted for and held in trust independently from all other Trust Assets within the Titling Trust. Based upon their identification and allocation by the Servicer pursuant to the 2010-B Servicing Supplement, the Titling Trustee hereby identifies and allocates as 2010-B SUBI Assets the 2010-B Leases and 2010-B Vehicles more particularly described on the Schedule of 2010-B Leases and 2010-B Vehicles and the related Trust Assets described above, each such 2010-B SUBI Asset to be identified on the books and accounts of the Titling Trust as being allocated to the 2010-B SUBI.
     (c) The Titling Trust is hereby granted the power and authority and is authorized, and the Titling Trustee is authorized on behalf of the Titling Trust, to execute, deliver and perform its obligations under the Basic Documents.
     Section 12.02 Transfer of 2010-B SUBI Interests.
(NALT 2010-B SUBI Supplement)

     (a) Interests in the 2010-B SUBI may not be transferred or assigned by the UTI Beneficiary, and any such purported transfer or assignment shall be deemed null, void, and of no effect herewith; provided, however, that the 2010-B SUBI Certificate and the interests in the 2010-B SUBI represented thereby may be (i) sold to the Depositor pursuant to the SUBI Certificate Transfer Agreement, (ii) sold, transferred and assigned by the Depositor absolutely, or transferred and assigned or a security interest therein granted, in connection with a Securitized Financing, (iii) transferred to the Indenture Trustee or any subsequent Registered Pledgee to itself or any other Person following the occurrence of an Event of Default (which has not been rescinded) or any similar term in any subsequent Securitized Financing secured by the 2010-B SUBI Certificate or any interest therein and (iv) transferred to each direct or indirect permitted transferee of the Indenture Trustee or such subsequent Registered Pledgee, in each case in the circumstances contemplated in, and subject to the conditions set forth in, Section 3.04(b) of the Titling Trust Agreement. Each such transfer shall be registrable upon surrender of the 2010-B SUBI Certificate to be transferred for registration of the transfer at the corporate trust office of the Titling Trustee (or the Trust Agent, if applicable), accompanied by a written instrument of transfer in form satisfactory to the Titling Trustee duly executed by the Holder thereof or such Holder’s attorney duly authorized in writing, and thereupon a new 2010-B SUBI Certificate of a like aggregate fractional undivided interest will be issued to the designated permitted transferee.
     (b) For any transfer of the 2010-B SUBI Certificate or an interest therein to be effective, on or prior to the date of any absolute sale, transfer, or assignment, the related transferee must execute and deliver to the Trustee the non-petition covenant and the agreement required pursuant to Section 3.04(b) of the Titling Trust Agreement.
     (c) The 2010-B SUBI Certificate (or any interest therein) may not be acquired by or on behalf of any Benefit Plan subject to Title I of ERISA or Section 4975 of the Code. The 2010-B SUBI Certificate (or any interest therein) may not be acquired by or on behalf of a Benefit Plan subject to Similar Law if the acquisition, holding and disposition of the 2010-B SUBI Certificate (or any interest therein) would result in a non-exempt prohibited transaction under, or a violation of, Similar Law or would result in the assets of the Titling Trust being considered plan assets of such Benefit Plan under Similar Law.
     (d) Notwithstanding any other provision herein, no transfer or assignment of an interest in the 2010-B SUBI (other than transfer or assignments to the NILT Trust, the Depositor, or the Issuing Entity) will be valid, and any such purported transfer or assignment shall be deemed null, void, and of no effect herewith, unless the purported transferee first shall have certified in writing to the Titling Trustee that, for U.S. federal income tax purposes, the transferee is not a partnership, S Corporation, or grantor trust having more than one beneficial owner or having a single beneficial owner that is a partnership or S Corporation.
     Section 12.03 Issuance and Form of 2010-B SUBI Certificate.
     (a) The 2010-B SUBI shall be represented by a 2010-B SUBI Certificate that shall represent a 100% beneficial interest in the 2010-B SUBI and the 2010-B SUBI Assets, as further set forth herein. The 2010-B SUBI Certificate shall, upon transfer to the Issuing Entity, be registered in the name of the Issuing Entity, representing the beneficial interest in the 2010-B SUBI Assets allocated from the UTI. The Titling Trustee shall register a pledge of the 2010-B
(NALT 2010-B SUBI Supplement)

SUBI Certificate in favor of the Indenture Trustee (for the benefit of the holders of the Notes), as provided in Article Thirteen, and shall deliver the 2010-B SUBI Certificate to the Indenture Trustee. The 2010-B SUBI Certificate shall be substantially in the form of Exhibit A attached hereto, with such appropriate insertions, omissions, substitutions and other variations as are required by this 2010-B SUBI Supplement and may have such letters, numbers or other marks of identification and such legends and endorsements placed thereon as may, consistently herewith and with the Titling Trust Agreement, be directed by the UTI Beneficiary. Any portion of any 2010-B SUBI Certificate may be set forth on the reverse thereof, in which case the following reference to the portion of the text on the reverse shall be inserted on the face thereof, in relative proximity to and prior to the signature of the Titling Trustee executing such 2010-B SUBI Certificate:
     Reference is hereby made to the further provisions of this certificate set forth on the reverse hereof, which provisions shall for all purposes have the same effect as if set forth at this place.
     In addition, the 2010-B SUBI Certificate will bear a legend to the following effect:
     THIS 2010-B SUBI CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT”), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW. THE HOLDER HEREOF, BY PURCHASING THIS 2010-B SUBI CERTIFICATE, AGREES THAT THIS 2010-B SUBI CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS, INCLUDING PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A “QIB”), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A AND IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTIONS.
     THIS 2010-B SUBI CERTIFICATE (OR ANY INTEREST HEREIN) MAY NOT BE ACQUIRED BY OR ON BEHALF OF (I) AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), THAT IS SUBJECT TO TITLE I OF ERISA, (II) A “PLAN” AS DEFINED IN SECTION 4975(e)(1) OF INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), THAT IS SUBJECT TO SECTION 4975 OF THE CODE OR (III) ANY ENTITY DEEMED TO HOLD THE “PLAN ASSETS” (WITHIN THE MEANING OF 29 C.F.R. SECTION 2510.3-101, AS MODIFIED BY SECTION 3(42) OF ERISA) OF ANY OF THE FOREGOING. IF THIS 2010-B SUBI CERTIFICATE (OR ANY INTEREST HEREIN) IS PURCHASED OR HELD BY A GOVERNMENTAL PLAN, FOREIGN PLAN OR ANY OTHER PLAN THAT IS SUBJECT TO ANY APPLICABLE LAW THAT IS SIMILAR TO THE FIDUCIARY RESPONSIBILITY OR PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”), IT SHALL
(NALT 2010-B SUBI Supplement)

BE DEEMED TO REPRESENT AND WARRANT THAT ITS ACQUISITION, HOLDING AND DISPOSITION OF THIS 2010-B SUBI CERTIFICATE (OR ANY INTEREST HEREIN) WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER, OR A VIOLATION OF, SIMILAR LAW AND WILL NOT RESULT IN THE ASSETS OF THE TITLING TRUST BEING CONSIDERED PLAN ASSETS OF SUCH PLAN UNDER SIMILAR LAW.
     The 2010-B SUBI Certificate shall be printed, lithographed, typewritten, mimeographed, photocopied, or otherwise produced or may be produced in any other manner as may, consistently herewith and with the Titling Trust Agreement, be determined by the UTI Beneficiary. The 2010-B SUBI Certificate and the interest in the 2010-B SUBI evidenced thereby shall constitute a “security” within the meaning of Section 8-102(a)(15) of the UCC and a “certificated security” within the meaning of Section 8-102(a)(4) of the UCC.
     (b) If (i) the 2010-B SUBI Certificate is mutilated and surrendered to the Titling Trustee, or the Titling Trustee receives evidence to its satisfaction of the destruction, loss, or theft of the 2010-B SUBI Certificate and (ii) there is delivered to the Titling Trustee such security or indemnity as may reasonably be required by it to hold the Issuing Entity and the Titling Trustee, as applicable, harmless, then the Titling Trustee shall execute and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen 2010-B SUBI Certificate, a replacement 2010-B SUBI Certificate. Every 2010-B SUBI Certificate issued pursuant to this Section 12.03(b) in replacement of any mutilated, destroyed, lost, or stolen 2010-B SUBI Certificate shall constitute an original additional contractual obligation of the Issuing Entity, whether or not the mutilated, destroyed, lost, or stolen 2010-B SUBI Certificate shall be at any time enforceable by anyone and shall be entitled to all of the benefits of the SUBI Trust Agreement equally and proportionately with any and all other 2010-B SUBI Certificates duly issued hereunder. The provisions of this Section 12.03(b) are exclusive and preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost, or stolen 2010-B SUBI Certificates.
     Section 12.04 Actions and Filings. Each of the UTI Beneficiary and the Titling Trustee shall undertake all other and future actions and activities as may be deemed reasonably necessary by the Servicer pursuant to the Servicing Agreement to perfect (or evidence) and confirm the foregoing allocations of Trust Assets to the 2010-B SUBI, including filing or causing to be filed UCC financing statements and executing and delivering all related filings, documents or writings as may be deemed reasonably necessary by the Servicer or the Registered Pledgee hereunder or under any other Basic Document. The UTI Beneficiary hereby irrevocably makes and appoints each of the Titling Trustee and the Servicer, and any of their respective officers, employees or agents, as the true and lawful attorney-in-fact of the UTI Beneficiary (which appointment is coupled with an interest and is irrevocable) with power to sign on behalf of the UTI Beneficiary any financing statements, continuation statements, security agreements, mortgages, assignments, affidavits, letters of authority, notices or similar documents necessary or appropriate to be executed or filed pursuant to this Section.
(NALT 2010-B SUBI Supplement)

     Section 12.05 Termination of the 2010-B SUBI.
     (a) In connection with any purchase by the Servicer of the corpus of the Issuing Entity pursuant to Article Nine of the Trust Agreement, the succession of the Servicer to the interest in the 2010-B SUBI represented by the 2010-B SUBI Certificate, or should all of the interest in the 2010-B SUBI thereafter be held by the UTI Beneficiary or the Holders of the UTI Certificates, whether by transfer, sale, or otherwise, then upon the direction of such Holders, the 2010-B SUBI shall be terminated, the 2010-B SUBI Certificate shall be returned to the Titling Trustee and canceled, and the Servicer shall reallocate all 2010-B SUBI Assets to the UTI.
     (b) So long as the Notes are Outstanding, the 2010-B SUBI shall not be dissolved unless (a) required by law or (b) at the direction of the Holder of the 2010-B SUBI Certificate (but only with the consent of the Registered Pledgee); provided, however, that upon the sale of the Owner Trust Estate pursuant to Section 5.04 of the Indenture, this 2010-B SUBI Supplement shall terminate and the 2010-B SUBI shall be terminated; provided further, that such termination shall affect the Titling Trust only insofar as such termination relates to the 2010-B SUBI. Such termination shall not entitle the legal representatives of the 2010-B SUBI or any Holder of a 2010-B SUBI Certificate to take any action for a partition or winding up of the Titling Trust or any Trust Assets except with respect to the 2010-B SUBI Assets and the rights, obligations and Liabilities of the parties hereto shall not otherwise be affected. In connection with the sale of the Owner Trust Estate pursuant to Section 5.04 of the Indenture, the Registered Pledgee shall have the right to direct the Holder of the 2010-B SUBI Certificate to dissolve the 2010-B SUBI in accordance with the provisions of the Indenture, and the 2010-B SUBI Assets shall be distributed out of the Titling Trust at the direction of the Holder of the 2010-B SUBI Certificate acting in accordance with instructions from the Registered Pledgee and the purchaser shall take delivery of such 2010-B SUBI Assets. The Titling Trustee and the other parties hereto shall cooperate with the Owner Trustee or the Titling Trustee, as applicable, to cause the related 2010-B Vehicles to be retitled as directed by the purchaser. The proceeds of such sale shall be distributed in the following amounts and priority:
     (i) to the Indenture Trustee, all amounts required to be paid under Section 6.07 of the Indenture, and to the Owner Trustee, all amounts required to be paid under Section 8.01 of the Trust Agreement, as the case may be, on a pro rata basis;
     (ii) to the Servicer, any Payment Date Advance Reimbursement;
     (iii) to the Servicer, amounts due in respect of unpaid Servicing Fees; and
     (iv) to the Certificate Distribution Account (or, if the Lien of the Indenture is outstanding, the Note Distribution Account) to be distributed pursuant to Section 5.04(b) of the Indenture.
     Section 12.06 Representations and Warranties of Titling Trustee. The Titling Trustee hereby reaffirms, as of the Cutoff Date, the representations, warranties and covenants set forth in Section 5.12 of the Titling Trust Agreement, on which the Grantor and UTI Beneficiary, each of its permitted assignees, and each Holder or Related Beneficiary of a 2010-B SUBI Certificate (and beneficial owner of any portion thereof, including the Issuing Entity and the Trust
(NALT 2010-B SUBI Supplement)

Certificateholders) may rely. For purposes of this Section, any reference in Section 5.12 of the Titling Trust Agreement to the Titling Trust Agreement shall be deemed to constitute references to the SUBI Trust Agreement.
     Section 12.07 Transfer and Assignment of Certificates. For purposes of the SUBI Trust Agreement, the third sentence of Section 3.04(b) of the Titling Trust Agreement is hereby amended to read as follows:
     “Notwithstanding the foregoing, prior to becoming the Registered Pledgee or Holder of a SUBI Certificate or otherwise becoming entitled to distributions or any other rights hereunder, the related transferee, assignee, or pledgee in each case must (i) give a non-petition covenant substantially similar to that set forth in Section 8.08 of the Titling Trust Agreement, and (ii) execute an agreement in favor of each Holder from time to time of a UTI Certificate and any certificate evidencing an Other SUBI to release all Claims to the UTI Assets and the related Other SUBI Assets, respectively, and, if such release is not given effect, to subordinate fully all Claims it may be deemed to have against the UTI Assets as defined in the Titling Trust Agreement or such Other SUBI Assets, as the case may be.”
     For so long as the 2010-B SUBI Certificate remains outstanding, each Supplement shall contain a similar amendment with respect to such Section.
ARTICLE THIRTEEN
2010-B SUBI PLEDGE
     Section 13.01 Registration of the 2010-B SUBI Pledge. The parties hereto hereby acknowledge the Issuing Entity’s pledge, assignment, and grant to the Indenture Trustee, for the benefit of the holders of the Notes, under the Indenture of a security interest in the 2010-B SUBI Certificate together with all rights appurtenant thereto and proceeds thereof, to secure the Notes. The Titling Trustee hereby acknowledges such pledge, assignment, and grant of security interest, and the Titling Trustee agrees to cause the Indenture Trustee to be listed in the Certificate Register as the Registered Pledgee of the 2010-B SUBI Certificate. The Issuing Entity has caused the Titling Trustee to deliver the 2010-B SUBI Certificate to the Indenture Trustee, as Registered Pledgee, who shall have the rights with respect thereto described herein and in the Indenture.
ARTICLE FOURTEEN
2010-B SUBI ACCOUNTS
     Section 14.01 2010-B SUBI Collection Account.
     (a) With respect to the 2010-B SUBI, the Servicer, shall on or prior to the Closing Date establish, in the name of the Indenture Trustee until the Outstanding Amount of the Notes is zero, and thereafter; in the name of the Owner Trustee, for the exclusive benefit of the holders of interests in the 2010-B SUBI, the 2010-B SUBI Collection Account, which account shall constitute a SUBI Collection Account. The 2010-B SUBI Collection Account initially shall be established with the Indenture Trustee, and for so long as the Indenture Trustee has the Required Deposit Rating, shall be maintained with the Indenture Trustee. If the Indenture Trustee at any time does not have the Required Deposit Rating, the Servicer shall, with the assistance of the
(NALT 2010-B SUBI Supplement)

Indenture Trustee, as necessary, cause such 2010-B SUBI Collection Account to be moved as described in Section 4.02(a) of the Titling Trust Agreement. If the Owner Trustee, or such other party holding the Certificate Distribution Account, at any time does not have the Required Deposit Rating, the Owner Trustee, or the Depositor on behalf of the Owner Trustee, if the Certificate Distribution Account is not then held by the Owner Trustee or an Affiliate thereof, shall establish a new account meeting the Required Deposit Rating and shall cause any funds to be moved thereto. The 2010-B SUBI Collection Account shall relate solely to the 2010-B SUBI and the 2010-B SUBI Assets, and funds therein shall not be commingled with any other monies, except as otherwise provided for in, or contemplated by, the SUBI Trust Agreement or in the Servicing Agreement. All deposits into the 2010-B SUBI Collection Account shall be made as described in the Servicing Agreement.
     (b) On each Deposit Date and Payment Date, pursuant to the instructions from the Servicer, the Indenture Trustee shall make deposits and withdrawals from the 2010-B SUBI Collection Account as set forth in the 2010-B Servicing Supplement.
     (c) Any transfer of funds to a Holder of a 2010-B SUBI Certificate shall be made as directed pursuant to the Basic Documents.
     Section 14.02 2010-B Reserve Account.
     (a) Pursuant to Section 5.01(b) of the Trust Agreement, the Servicer, on behalf of the Issuing Entity, shall on or prior to the Closing Date establish and maintain the Reserve Account (i) with the Indenture Trustee, until the Outstanding Amount is reduced to zero, and (ii) thereafter with the Owner Trustee. Deposits to and withdrawals from the Reserve Account shall be made as directed pursuant to the Basic Documents, including Section 8.04(c) of the Indenture, Section 8.03 of the 2010-B Servicing Supplement and Section 14.03 of this 2010-B SUBI Supplement.
     Section 14.03 Investment of Monies in 2010-B SUBI Accounts. All amounts held in the 2010-B SUBI Collection Account and the Reserve Account shall be invested in Permitted Investments in accordance with Section 4.02(a) of the Titling Trust Agreement. Any investment earnings on the 2010-B SUBI Collection Account and the Reserve Account will be taxable to the Depositor.
     Section 14.04 No Residual Value Surplus Account or Payahead Account. The parties hereby acknowledge that there shall be no Residual Value Surplus Account or Payahead Account (as defined in the Titling Trust Agreement).
ARTICLE FIFTEEN
MISCELLANEOUS PROVISIONS
     Section 15.01 Amendment.
     (a) Notwithstanding any provision of the Titling Trust Agreement, the Titling Trust Agreement, as supplemented by this 2010-B SUBI Supplement, to the extent that it relates solely to the 2010-B SUBI, may be amended in accordance with this Section 15.01.
(NALT 2010-B SUBI Supplement)

     (b) Any term or provision of this 2010-B SUBI Supplement may be amended by the parties hereto, without the consent of any other Person; provided that (i) either (A) any amendment that materially and adversely affects the interests of the Noteholders shall require the consent of Noteholders evidencing not less than a Majority Interest of the Notes voting together as a single class, or (B) such amendment shall not, as evidenced by an Officer’s Certificate of the Servicer delivered to the Indenture Trustee, materially and adversely affect the interests of the Noteholders, and (ii) any amendment adversely affects the interests of the Trust Certificateholder, the Indenture Trustee or the Owner Trustee shall require the prior written consent of each Persons whose interests are adversely affected. An amendment shall be deemed not to materially and adversely affect the interests of the Noteholders if the Rating Agency Condition is satisfied with respect to such amendment and the Officer’s Certificate described in the preceding sentence is provided to the Indenture Trustee. The consent of the Trust Certificateholder or the Owner Trustee shall be deemed to have been given if the Servicer does not receive a written objection from such Person within 10 Business Days after a written request for such consent shall have been given. The Indenture Trustee may, but shall not be obliged to, enter into or consent to any such amendment that affects the Indenture Trustee’s own rights, duties, liabilities or immunities under this Agreement or otherwise.
     (c) Notwithstanding the foregoing, no amendment shall (i) reduce the interest rate or principal amount of any Note, or change the due date of any installment of principal of or interest in any Note, or the Redemption Price with respect thereto, without the consent of the Holder of such Note, or (ii) reduce the Outstanding Amount, the Holders of which are required to consent to any matter without the consent of the Holders of at least a Majority Interest of the Notes which were required to consent to such matter before giving effect to such amendment.
     (d) Notwithstanding anything herein to the contrary, any term or provision of this 2010-B SUBI Supplement may be amended by the parties hereto without the consent of any of the Noteholders or any other Person to add, modify or eliminate any provisions as may be necessary or advisable in order to comply with or obtain more favorable treatment under or with respect to any law or regulation or any accounting rule or principle (whether now or in the future in effect); it being a condition to any such amendment that the Rating Agency Condition shall have been satisfied and the Officer’s Certificate described in Section 15.01(b)(i)(B) is delivered to the Indenture Trustee.
     (e) It shall not be necessary for the consent of any Person pursuant to this Section for such Person to approve the particular form of any proposed amendment, but it shall be sufficient if such Person consents to the substance thereof.
     (f) Prior to the execution of any amendment to this 2010-B SUBI Supplement, the Servicer shall provide each Rating Agency, the Trust Certificateholder, the Depositor, the Owner Trustee and the Indenture Trustee with written notice of the substance of such amendment. No later than 10 Business Days after the execution of any amendment to this 2010-B SUBI Supplement, the Servicer shall furnish a copy of such amendment to each Rating Agency, the Issuing Entity, the Trust Certificateholder, the Indenture Trustee and the Owner Trustee.
     (g) Prior to the execution of any amendment to this 2010-B SUBI Supplement, the Servicer shall provide an Opinion of Counsel to the Titling Trustee to the effect that after such
(NALT 2010-B SUBI Supplement)

amendment, for federal income tax purposes, the Titling Trust will not be treated as an association (or a publicly traded partnership) taxable as a corporation and the Notes will properly be characterized as indebtedness that is secured by the assets of the Issuing Entity.
     (h) None of U.S. Bank National Association, as trustee of NILT Trust and as Trust Agent, NILT, Inc., nor the Indenture Trustee shall be under any obligation to ascertain whether a Rating Agency Condition has been satisfied with respect to any amendment. When the Rating Agency Condition is satisfied with respect to such amendment, the Servicer shall deliver to a Responsible Officer of U.S. Bank National Association and the Indenture Trustee an Officer’s Certificate to that effect, and U.S. Bank National Association and the Indenture Trustee may conclusively rely upon the Officer’s Certificate from the Servicer that a Rating Agency Condition has been satisfied with respect to such amendment.
     Section 15.02 Governing Law. This 2010-B SUBI Supplement shall be created under and governed by and construed under the internal laws of the State of Delaware, without reference to its conflicts of law provisions, and the obligations, rights and remedies of the parties hereunder shall be determined in accordance with such laws.
     Section 15.03 Notices. The notice provisions of Section 8.03 of the Titling Trust Agreement shall apply equally to this 2010-B SUBI Supplement. A copy of each notice or other writing required to be delivered to the Titling Trustee pursuant to the SUBI Trust Agreement also shall be in writing and, unless otherwise expressly provided herein, shall be deemed to have been duly given or made when delivered by hand or, in the case of mail, email (if an email address is provided) or facsimile notice, when actually received by the intended recipient, addressed to the party to be notified, and sent to (i) the Owner Trustee at Wilmington Trust Company, Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890 (telecopier no. (302) 651-8882), Attention: Corporate Trust Administration; (ii) the Servicer at One Nissan Way, Franklin, Tennessee 37067 (telecopier no. (615) 725-8530) (email: shishir.bhushan@nissan-usa.com and mark.wilten@nissan-usa.com), Attention: Treasurer; (iii) the Trust Agent at 209 South LaSalle Street, Suite 300, Chicago, Illinois 60604, Attention: NILT, Inc. (telecopier no. (312) 325-8905) (email: patricia.child@usbank.com); or (iv) at such other address as shall be designated by any of the foregoing in written notice to the other parties hereto.
     Section 15.04 Severability of Provisions. If any one or more of the covenants, agreements, provisions, or terms of this 2010-B SUBI Supplement (including any amendment hereto) shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions, or terms shall be deemed severable from the remaining covenants, agreements, provisions, or terms of this 2010-B SUBI Supplement, as the same may be amended, and shall in no way affect the validity or enforceability of the other provisions of the SUBI Trust Agreement or of the 2010-B SUBI Certificate or the rights of the Registered Pledgees thereof. To the extent permitted by applicable law, the parties hereto waive any provision of law that renders any covenant, agreement, provision, or term of this 2010-B SUBI Supplement invalid or unenforceable in any respect.
(NALT 2010-B SUBI Supplement)

     Section 15.05 Effect of Supplement on Titling Trust Agreement.
     (a) Except as otherwise specifically provided herein or unless the context otherwise requires, (i) the parties hereto shall continue to be bound by all provisions of the Titling Trust Agreement, (ii) all references in the Titling Trust Agreement to the Titling Trust Agreement shall be to the SUBI Trust Agreement and (iii) the provisions set forth herein shall operate either as additions to or modifications of the existing obligations of the parties under the Titling Trust Agreement, as the context may require. In the event of any conflict between this 2010-B SUBI Supplement and the Titling Trust Agreement in respect of the 2010-B SUBI, the provisions of this 2010-B SUBI Supplement shall prevail with respect to the 2010-B SUBI only.
     (b) For purposes of determining the obligations of the parties hereto under this 2010-B SUBI Supplement with respect to the 2010-B SUBI, except as otherwise indicated by the context, general references in the Titling Trust Agreement to (i) a SUBI Account shall be deemed to refer more specifically to a 2010-B SUBI Account, (ii) a SUBI shall be deemed to refer more specifically to the 2010-B SUBI, (iii) a SUBI Collection Account shall be deemed to refer more specifically to the 2010-B SUBI Collection Account, (iv) a SUBI Asset shall be deemed to refer more specifically to a 2010-B SUBI Asset, (v) a SUBI Supplement shall be deemed to refer more specifically to this 2010-B SUBI Supplement, and (vi) a Servicing Supplement shall be deemed to refer more specifically to the 2010-B Servicing Supplement.
     Section 15.06 No Petition. Each of the parties hereto and each Holder of a 2010-B SUBI Certificate, and each Registered Pledgee, by acceptance of a 2010-B SUBI Certificate, covenants and agrees that prior to the date that is one year and one day after the date upon which all obligations under each Securitized Financing have been paid in full, it will not institute against, or join any other Person in instituting against the Grantor, the Depositor, the Titling Trustee, the Titling Trust, the Issuing Entity , any Special Purpose Affiliate or any Beneficiary, any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceeding or other Proceeding under any federal or state bankruptcy or similar law. This Section shall survive the complete or partial termination of this 2010-B SUBI Supplement, the resignation or removal of the Titling Trustee under the SUBI Trust Agreement and the complete or partial resignation or removal of the Servicer under the SUBI Trust Agreement or the Servicing Agreement.
     Section 15.07 No Recourse. It is expressly understood and agreed by the parties hereto that with respect to U.S. Bank’s role as trustee of NILT Trust only, and not with respect to its role as Trust Agent (i) this Agreement is executed and delivered by U.S. Bank, not individually or personally, but solely as trustee of NILT Trust, in the exercise of the powers and authority conferred and vested in it, (ii) each of the representations, undertakings, and agreements herein made on the part of NILT Trust, is made and intended not as personal representations, undertakings, and agreements by U.S. Bank, but is made and intended for the purpose of binding only NILT Trust, (iii) nothing herein contained shall be construed as creating any liability on U.S. Bank, individually or personally, to perform any covenant, either expressed or implied, contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, and (iv) under no circumstances shall U.S. Bank be personally liable for the payment of any indebtedness or expenses of NILT Trust under this Agreement or any other related documents.
(NALT 2010-B SUBI Supplement)

[Signature Pages to Follow]
(NALT 2010-B SUBI Supplement)

     IN WITNESS WHEREOF, the Grantor and UTI Beneficiary, the Servicer, the Titling Trustee, the Delaware Trustee and, solely for the limited purposes set forth in Sections 14.01, 14.02, 14.03 and 14.04, the Trust Agent, have caused this 2010-B SUBI Supplement to be duly executed by their respective officers as of the day and year first above written.

NILT TRUST, as Grantor and UTI Beneficiary

By:	U.S. BANK NATIONAL ASSOCIATION,
as Trustee

By:

Name:
Title:

NISSAN MOTOR ACCEPTANCE CORPORATION, as Servicer

By:

Name:
Title:

NILT, INC., as Titling Trustee

By:

Name:
Title:

WILMINGTON TRUST COMPANY, as Delaware Trustee

By:

Name:
Title:

(NALT 2010-B SUBI Supplement)

U.S. BANK NATIONAL ASSOCIATION, as Trust Agent

By:

Name:
Title:

(NALT 2010-B SUBI Supplement)

     Receipt of this original counterpart of this 2010-B SUBI Supplement is hereby acknowledged on this ___ day of November, 2010.

U.S. BANK NATIONAL ASSOCIATION, as Indenture Trustee

By:

Name:
Title:

(NALT 2010-B SUBI Supplement)

EXHIBIT A
FORM OF 2010-B SUBI CERTIFICATE
     THIS 2010-B SUBI CERTIFICATE MAY NOT BE TRANSFERRED OR ASSIGNED EXCEPT UPON THE TERMS AND SUBJECT TO THE CONDITIONS SPECIFIED HEREIN
NISSAN — INFINITI LT
2010-B SPECIAL UNIT OF BENEFICIAL INTEREST CERTIFICATE
evidencing a fractional undivided interest in the 2010-B SUBI Assets of Nissan-Infiniti LT, a statutory trust organized pursuant to the Delaware Statutory Trust Act (the “Titling Trust”).
(This Certificate does not represent any interest in the UTI Assets or any Other SUBI Assets of the Issuing Entity or an obligation, of, or interest in, NILT Trust, Nissan Motor Acceptance Corporation, NILT, Inc. or any of their respective Affiliates.)
THIS 2010-B SUBI CERTIFICATE HAS NOT BEEN AND WILL NOT BE REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (“THE SECURITIES ACT”), OR UNDER ANY STATE SECURITIES OR BLUE SKY LAW. THE HOLDER HEREOF, BY PURCHASING THIS 2010-B SUBI CERTIFICATE, AGREES THAT THIS 2010-B SUBI CERTIFICATE MAY BE REOFFERED, RESOLD, PLEDGED OR OTHERWISE TRANSFERRED ONLY IN COMPLIANCE WITH THE SECURITIES ACT AND OTHER APPLICABLE LAWS, INCLUDING PURSUANT TO RULE 144A UNDER THE SECURITIES ACT (“RULE 144A”) TO AN INSTITUTIONAL INVESTOR THAT THE HOLDER REASONABLY BELIEVES IS A QUALIFIED INSTITUTIONAL BUYER WITHIN THE MEANING OF RULE 144A (A “QIB”), PURCHASING FOR ITS OWN ACCOUNT OR A QIB PURCHASING FOR THE ACCOUNT OF A QIB, WHOM THE HOLDER HAS INFORMED, IN EACH CASE, THAT THE REOFFER, RESALE, PLEDGE OR OTHER TRANSFER IS BEING MADE IN RELIANCE ON RULE 144A AND IN ACCORDANCE WITH ALL APPLICABLE SECURITIES LAWS OF ANY STATE OF THE UNITED STATES OR ANY OTHER APPLICABLE JURISDICTIONS.
     THIS 2010-B SUBI CERTIFICATE (OR ANY INTEREST HEREIN) MAY NOT BE ACQUIRED BY OR ON BEHALF OF (I) AN “EMPLOYEE BENEFIT PLAN” AS DEFINED IN SECTION 3(3) OF THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED (“ERISA”), THAT IS SUBJECT TO TITLE I OF ERISA, (II) A “PLAN” AS DEFINED IN SECTION 4975(e)(1) OF INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE “CODE”), THAT IS SUBJECT TO SECTION 4975 OF THE CODE OR (III) ANY ENTITY DEEMED TO HOLD THE “PLAN ASSETS” (WITHIN THE MEANING OF 29 C.F.R. SECTION 2510.3-101, AS MODIFIED BY SECTION 3(42) OF ERISA) OF ANY OF THE FOREGOING. IF THIS 2010-B SUBI CERTIFICATE (OR ANY INTEREST HEREIN) IS PURCHASED OR HELD BY A GOVERNMENTAL PLAN, FOREIGN PLAN OR ANY OTHER PLAN THAT IS SUBJECT TO ANY APPLICABLE LAW THAT IS
(NALT 2010-B SUBI Supplement)

SIMILAR TO THE FIDUCIARY RESPONSIBILITY OR PROHIBITED TRANSACTION PROVISIONS OF ERISA OR SECTION 4975 OF THE CODE (“SIMILAR LAW”), IT SHALL BE DEEMED TO REPRESENT AND WARRANT THAT ITS ACQUISITION, HOLDING AND DISPOSITION OF THIS 2010-B SUBI CERTIFICATE (OR ANY INTEREST HEREIN) WILL NOT RESULT IN A NON-EXEMPT PROHIBITED TRANSACTION UNDER, OR A VIOLATION OF, SIMILAR LAW AND WILL NOT RESULT IN THE ASSETS OF THE TITLING TRUST BEING CONSIDERED PLAN ASSETS OF SUCH PLAN UNDER SIMILAR LAW.
No. R-___
evidencing a 100% interest in all 2010-B SUBI Assets (as defined below).
     This 2010-B Special Unit of Beneficial Interest Certificate does not represent an interest in or obligation of Nissan Motor Acceptance Corporation, NILT, Inc. or any of their respective affiliates.
     THIS CERTIFIES THAT ________________ is the registered owner of a nonassessable, fully-paid, 100% beneficial interest in the 2010-B SUBI Assets owned by the Titling Trust.
     The Titling Trust was created pursuant to the Amended and Restated Trust and Servicing Agreement, dated as of August 26, 1998 as amended, supplemented or otherwise modified from time to time, (the “Titling Trust Agreement”), among NILT Trust, a Delaware statutory trust, as grantor and initial beneficiary (in such capacities, the “Grantor” and the “UTI Beneficiary,” respectively), NILT, Inc., a Delaware corporation, as trustee (the “Titling Trustee”), Nissan Motor Acceptance Corporation, a California corporation, as servicer (the “Servicer”), Wilmington Trust Company, a Delaware banking corporation, as Delaware trustee (the “Delaware Trustee”), and U.S. Bank National Association, a national banking association, as trust agent (the “Trust Agent”).
     This certificate is a duly authorized 2010-B SUBI Certificate, and is issued under and is subject to the terms, provisions and conditions of the Titling Trust Agreement and the 2010-B SUBI Supplement thereto, dated as of November 17, 2010 (the “2010-B SUBI Supplement” and, together with the Titling Trust Agreement, the “SUBI Trust Agreement”). Capitalized terms used herein that are not otherwise defined shall have the meanings ascribed thereto in the Agreement of Definitions, dated as of November 17, 2010, by and among Nissan Auto Lease Trust 2010-B, as issuer, (the “Issuing Entity”) NILT Trust, as the Grantor and the UTI Beneficiary, the Titling Trust, Nissan Motor Acceptance Corporation, in its individual capacity, as the Servicer and administrative agent, Nissan Auto Leasing LLC II (the “Depositor”), the Titling Trustee, Wilmington Trust Company, as owner trustee and the Delaware Trustee, the Trust Agent and U.S. Bank National Association, as Trust Agent and as indenture trustee ( the “Indenture Trustee”). By acceptance of this 2010-B SUBI Certificate, the Holder hereof assents to the terms and conditions of the SUBI Trust Agreement and agrees to be bound thereby. A summary of certain of the pertinent provisions of the SUBI Trust Agreement is set forth below.
     The assets of the Titling Trust allocated to the 2010-B SUBI will generally consist of (i) cash capital, (ii) the 2010-B Leases (iii) the 2010-B Vehicles, (iv) certain related Trust Assets
(NALT 2010-B SUBI Supplement)

and (v) all of the Titling Trust’s rights thereunder, including the right to proceeds arising therefrom or in connection therewith.
     Under the Titling Trust Agreement, from time to time the UTI Beneficiary may direct the Trustee to issue to or upon the order of the UTI Beneficiary one or more certificates (each, a “SUBI Certificate”) representing a beneficial interest in certain specified Leased Vehicles, Leases and related Trust Assets (such assets, the “SUBI Assets”). Upon the issuance of the SUBI Certificates relating to the SUBI Assets, the beneficial interest in the Titling Trust and the Trust Assets represented by the UTI shall be reduced by the amount of the Trust Assets represented by such SUBI Certificates. This certificate was issued pursuant to the 2010-B SUBI Supplement and represents a 100% beneficial interest in the 2010-B SUBI Assets.
     The UTI and the 2010-B SUBI shall each constitute a separate series of the Titling Trust pursuant to Section 3806(b)(2) of the Delaware Statutory Trust Act for which separate and distinct records shall be maintained. The 2010-B SUBI Certificate and the interest in the 2010-B SUBI represented thereby constitutes a “security” within the meaning of Section 8-102(a)(15) of the Delaware UCC and a “certificated security” within the meaning of Section 8-102(a)(4) of the Delaware UCC.
     The 2010-B SUBI Supplement may be amended by the parties thereto upon the terms and subject to the conditions set forth in the 2010-B SUBI Supplement.
     The Holder, by acceptance of this 2010-B SUBI Certificate, covenants and agrees that prior to the date that is one year and one day after the date upon which all obligations under each Securitized Financing have been paid in full, it will not institute against, or join any other Person in instituting against, the Grantor, the Depositor, the Titling Trustee, the Titling Trust, the Issuing Entity , any Beneficiary, any Special Purpose Affiliate, any bankruptcy, reorganization, arrangement, insolvency or liquidation Proceeding or other Proceedings under any federal or state bankruptcy or similar law. Such covenant shall survive the termination of the SUBI Trust Agreement, the resignation or removal of the Titling Trustee under the SUBI Trust Agreement or the complete or partial resignation of the Servicer under the SUBI Trust Agreement or the Servicing Agreement.
     The Holder hereof hereby (i) expressly waives any claim it may have to any proceeds or assets of the Titling Trustee and to all of the Trust Assets other than those from time to time included within the 2010-B SUBI as 2010-B SUBI Assets and those proceeds or assets derived from or earned by such 2010-B SUBI Assets and (ii) expressly subordinates in favor of the Holder of any certificate evidencing an Other SUBI or a UTI Certificate any claim to any Other SUBI or UTI Assets that, notwithstanding the waiver contained in clause (i), may be determined to exist.
     The Titling Trustee shall keep the certificate register with respect to this 2010-B SUBI Certificate, and the Holder of this 2010-B SUBI Certificate shall notify the Titling Trustee of any change of address or instructions on the distribution of funds.
     The 2010-B SUBI shall be deemed dissolved solely with respect to the 2010-B SUBI Assets, and not as to any Trust Assets allocated to any other Sub-Trust, upon the written
(NALT 2010-B SUBI Supplement)

direction to the Titling Trustee by the Holder of the 2010-B SUBI Certificate to revoke and dissolve the 2010-B SUBI. So long as the Notes are outstanding, the 2010-B SUBI shall not be dissolved except (a) as required by law or (b) at the direction of the Holder of the 2010-B SUBI Certificate (but only with the consent of the Registered Pledgee); provided, however, upon any sale of the Owner Trust Estate pursuant to Section 5.04 of the Indenture, the Registered Pledgee shall have the right to direct the Holder of the 2010-B SUBI Certificate to dissolve the 2010-B SUBI in accordance with the provisions of the Indenture. Upon such dissolution of the Titling Trust with respect to the 2010-B SUBI and delivery of the 2010-B SUBI Certificate to the Titling Trustee for cancellation, the Titling Trustee shall distribute to the Holder of the 2010-B SUBI Certificate or its designee all 2010-B SUBI Assets and shall cause the Certificates of Title to the 2010-B Vehicles to be issued in the name of, or at the direction of, the Holder of the 2010-B SUBI Certificate (which may include reallocation of the 2010-B SUBI Assets relating to the 2010-B Vehicles to the UTI). The Holder of the 2010-B SUBI Certificate to whom such 2010-B SUBI Assets relating to the 2010-B Vehicles are distributed shall pay or cause to be paid all applicable titling and registration fees and taxes.
     The Titling Trust or the UTI may terminate upon the terms and subject to the conditions set forth in the SUBI Trust Agreement.
     No SUBI or SUBI Certificate shall be transferred or assigned except to the extent specified in the SUBI Trust Agreement or in any related Supplement and, to the fullest extent permitted by applicable law, any such purported transfer or assignment other than as so specified shall be deemed null, void, and of no effect under the SUBI Trust Agreement. Notwithstanding the foregoing, any SUBI Certificate and the interest in the SUBI evidenced thereby may be (i) transferred, assigned or pledged to any Special Purpose Affiliate or (ii) transferred, assigned or pledged by the Related Beneficiary or a Special Purpose Affiliate to or in favor of (A) a trustee for one or more trusts or (B) one or more other entities, in either case solely for the purpose of securing or otherwise facilitating one or more Securitized Financings.
     This 2010-B SUBI Certificate shall be governed by and construed under the internal laws of the State of Delaware, without reference to its conflicts of law provisions.
     Unless this 2010-B SUBI Certificate shall have been executed by an authorized officer of the Titling Trustee, by manual signature, this 2010-B SUBI Certificate shall not entitle the holder hereof to any benefit under the SUBI Trust Agreement or be valid for any purpose.
(NALT 2010-B SUBI Supplement)

     IN WITNESS WHEREOF, NILT, Inc., as trustee of the Titling Trust and not in its individual capacity, has caused this 2010-B SUBI Certificate to be duly executed.
     Dated: ___________, 2010

NISSAN-INFINITI LT

	By:	NILT, INC.,
as Titling Trustee

(SEAL)

By:
Name:
Title:

ATTEST:

This is the 2010-B SUBI Certificate referred to in the within-mentioned Supplement.

NILT, INC., as Titling Trustee

By:
Authorized Officer
(NALT 2010-B SUBI Supplement)

     FOR VALUE RECEIVED, the undersigned hereby sells, transfers and assigns unto ______________ the within 2010-B SUBI Certificate, and all rights thereunder, hereby irrevocably constituting and appointing _____________ as attorney to transfer said 2010-B SUBI Certificate on the books of the certificate registrar, with full power of substitution in the premises.

NISSAN AUTO LEASE TRUST 2010-B
By: WILMINGTON TRUST COMPANY
as Owner Trustee

Dated:	By:

Name:
Title:
(NALT 2010-B SUBI Supplement)